Southeast Super-Community Bank Conference February 6, 2006 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation may contain, in addition to historical information,
This presentation may contain, in addition to historical information, various “forward looking statements”
various “forward looking statements”
that represent our judgment
that represent our judgment
concerning the future and are subject to risks and uncertainties concerning the future and are subject to risks and uncertainties that could cause Carolina Bank Holdings’
that could cause Carolina Bank Holdings’
actual operating results
actual operating results
and financial position to differ materially from those projected and financial position to differ materially from those projected in
in
the forward looking statements.  Such forward looking statements the forward looking statements.  Such forward looking statements can be identified by the use of forward looking terminology, such can be identified by the use of forward looking terminology, such as, “may,”
as, “may,”
“will,”
“will,”
“expect,”
“expect,”
“anticipate,”
“anticipate,”
“estimate,”
“estimate,”
or “continue,”
or “continue,”
or
or
the negative thereof or other variations thereof or comparable the negative thereof or other variations thereof or comparable terminology. We undertake no obligation to update any forward-
terminology. We undertake no obligation to update any forward-
looking statements to reflect events or circumstances arising after looking statements to reflect events or circumstances arising after the date of this presentation.
the date of this presentation.

Corporate Overview
Corporate Overview
•
Headquartered in Greensboro, NC
•
Opened November 1996
•
Four branches: 3 in Greensboro & 1 in Asheboro,
and 1 LPO in Burlington
•
Expanding in High Point in fourth quarter 2006
•
Assets of $365 million at Dec. 31, 2005

CLBH Market Statistics
CLBH Market Statistics
•
Initial public offering November 1996
•
Secondary in December 2002
•
Listed on Nasdaq Capital Market: CLBH
•
Market capitalization $32.4 million
•
Institutional ownership 13.2%
•
Trading volume 3,600 shares (avg. daily 52-week)

Strategic Priorities
Strategic Priorities
•
Expansion from Greensboro hub to communities in
Piedmont Triad
•
Growth of revenue base through:
–
Business-based lending strategy
–
Consumer and business core deposit growth
–
Diversification of non-interest income
•
Maintain sound asset quality
•
Manage capital to support growth and enhance
shareholder value

$0 $100,000 $200,000 $300,000 $400,000 2000 2001 2002 2003 2004 2005 Assets: 26.6% CAGR Loans: 25.4% CAGR Deposits: 25.8% CAGR 5-year CAGR: Strong Balance Sheet Growth Strong Balance Sheet Growth

Consistent Earnings Growth Consistent Earnings Growth $0.73 $0.59 $0.42 $0.38 $0.27 2001 2002 2003 2004 2005 Diluted Earnings Per Share 4–year CAGR = 28.2%

The Management Team:
Seasoned, Experienced
The Management Team:
Seasoned, Experienced
12
36
25
32
Years in
Years in
Banking
Banking
7
EVP & Senior
Lending Officer
Gunnar N.R. Fromen
Gunnar N.R. Fromen
2
SVP & Chief Credit
Officer
Daniel D. Hornfeck
Daniel D. Hornfeck
4 EVP & CFO
T. Allen Liles
T. Allen Liles
9 President & CEO
Robert T. Braswell
Robert T. Braswell
Years with
Years with
CLBH
CLBH
Title
Title
Insider ownership is 14.3%

VIRGINIA
NORTH CAROLINA
Branch Locations
Future Branch Location
Loan Production Office
Winson-Salem
Greensboro
Burlington
High Point
Asheboro

Carolina Bank Market:
The Piedmont Triad
Carolina Bank Market:
The Piedmont Triad
•
Greensboro:  3 banking offices
–
The logistical hub for the
Piedmont
–
3rd
largest city in NC; pop. of
233,000
•
Asheboro: Opened in March ‘04
•
Burlington: Opened LPO in 3Q’05
–
Halfway between the Triangle and
the Triad
–
Full-service branch in 4Q 2006
•
High Point: Branch to open 4Q’06

A Transitioning Economy
A Transitioning Economy
•
From an Old Guard Fortune 500 economy based on textiles,
insurance and furniture
•
Transitioning to a technology-based and value-added
manufacturing economic base
•
Business-friendly environment: low taxes, building costs &
wages
•
Hub for surface transportation; more highways converge on
Greensboro than any other region in North Carolina
•
Fed-Ex is building a major Mid-Atlantic freight hub in
Greensboro

A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
Greensboro 1,225
Greensboro College
Greensboro College
Greensboro 2,500
Guilford College
Guilford College
Greensboro
(Jamestown)
5,000
Guilford Technical
Guilford Technical
Community College
Community College
Greensboro/ Elon 4,000
Elon University & Law
Elon University & Law
School
School
Greensboro 10,383
NC A&T State University
NC A&T State University
Greensboro 15,329
UNC Greensboro
UNC Greensboro
Location
Enrollment Name

Greensboro:
Moving Up in Market Share
Greensboro:
Moving Up in Market Share
83.1% 79.5% Total:
3.9% 4.9% Carolina Bank Holdings, Inc.
13.8% 13.2% SunTrust Banks Inc
13.2% 13.7% Bank of America
18.0% 17.6% BB&T Corp.
38.1% 35.0% Wachovia Corp
2004 Market
2004 Market
Share
Share
2005 Market
2005 Market
Share
Share
Banking in Greensboro:
Banking in Greensboro:

Core* Deposit Growth Core* Deposit Growth $0 $50 $100 $150 $200 2001 2002 2003 2004 2005 Core Deposits Retail CDs Jumbo CDs (Millions) * DDA, NOW, MM and Savings 4 year Core Deposit CAGR = 30.0%

Loan Portfolio
Loan Portfolio
•
80% of loan portfolio is prime-
based
•
80% is secured by RE
•
Local decision-making
•
Commercial lenders average
>23 years
•
Each lender has specific
signature authority based on
experience and skill set
•
Approval is multiple one-up
C&I,
18.0%
Consumer, etc,
2.2%
Comm. RE,
40.7%
Construction,
20.1%
Res. RE,
19.0%
Gross Loans = $262.6 million at
December 31, 2005

Asset Quality Asset Quality 1.26% 1.25% 1.25% 1.26% 1.22% 0.38% 0.06% 0.13% 0.22% 0.32% 2001 2002 2003 2004 2005 Net Charge Offs/Average Loans Loan Loss Reserve/Gross Loans

Asset Quality
Asset Quality
0.29%
0.36%
0.17%
0.57%
0.80%
0.68%
0.00%
0.50%
1.00%
1.50%
2.00%
2001 2002 2003 2004 2005
$2.5 million restructured loan.
Non-Performing Assets + 90 days/ Total Assets
Non-Performing Assets + 90 days/ Total Assets

Full Year Performance
Full Year Performance
- 8.4% 60.42% 66.15% Efficiency Ratio
- 0.6% 3.28% 3.43% NIM
- 1.6% 0.63% 0.64% ROAA
+ 16.3% 9.29% 7.99% ROAE
+ 17.5% 262.6 223.5 Loans HFI ($MM)
+ 23.7% $0.73 $0.59 Diluted EPS
+ 24.7% 2,037 1,633 Net Income ($000)
% Change 2005 2004

Fourth Quarter Performance
Fourth Quarter Performance
- 10.6% 12.17% 13.61%
Total Risk-based
Capital Ratio
- 4.4% 62.06% 64.90% Efficiency Ratio
-- 3.41% 3.41% NIM
- 1.5% 0.64% 0.65% ROAA
+ 8.1% 9.85% 9.11% ROAE
+ 17.6% $0.20 $0.17 Diluted EPS
+ 16.4% 555 477 Net Income ($000)
% Change 4Q 2005 4Q 2004

Net Income Net Income $2,037 $1,633 $1,150 $601 $402 2001 2002 2003 2004 2005 (in thousands) 4-Year CAGR = 50.0%

Total Revenue
Total Revenue
$3,619
$4,934
$6,261
$8,315
$10,228
$557
$1,454
$1,263
$1,269
$911
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2001 2002 2003 2004 2005
Net Interest Income Non-interest Income*
(in 000)
4-Year Total Revenue CAGR = 28.7%

Efficiency Ratio Efficiency Ratio 81.10% 72.49% 67.39% 66.15% 60.42% 2001 2002 2003 2004 2005

Managing Capital to Support Growth
Managing Capital to Support Growth
1996:  Raised $6.5MM in IPO
2001:  Added $3.1 million floating rate trust preferred
2002:  Raised $8.5 million in secondary offering of common stock
2004:  Issued $10.3 million floating rate trust preferred; replaced
$3.1 million issue of 2001
• Stock dividends:  10% in 2000 & 2001, 20% in 2004 & 2005
• No cash dividends or buybacks
• Capital available to support ~ $135 million of additional growth and remain well-capitalized
• Goal for 2006 is asset & loan growth in  ~ mid- teens

CLBH:
An Attractive Investment Opportunity
CLBH:
An Attractive Investment Opportunity
LTM EPS Growth +23.7%
LTM Loan Growth +17.5%
Price*/LTM EPS                15.8x
Price*/Book value 137%
* Price as of 1/25/06 = $11.50

Investment Highlights
Investment Highlights
•
Community banking strategy differentiates
Carolina Bank from large regional competitors
•
Strong, consistent balance sheet growth
•
Strong, consistent earnings growth
•
Strengthening economy
•
Seasoned management team
•
Attractive valuation